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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                             ---------------------------


                                       FORM 8-K

                                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    June 6, 1997






                                      NEWELL CO.
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                (Exact name of registrant as specified in its charter)




Delaware                             1-9608                 36-3514169
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(State or other                      (Commission            (IRS Employer
jurisdiction of incorporation)       File Number)           Identification No.)




                 29 East Stephenson Street, Freeport, Illinois 61032
        ----------------------------------------------------------------------
                (Address of principal executive offices)   (Zip Code)




Registrant's telephone number, including area code  (815) 235-4171
                                                   ---------------
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Item 5.  Other Events

    On June 6, 1997 the Company amended a Distribution Agreement and entered into a Remarketing Agreement in connection with a proposed public offering from time to time of Medium-Term Notes (including Remarketed Notes) under the Company's shelf Registration Statement on Form S-3 (Registration No. 33-64225).

    In connection with the above-referenced Registration Statement, copies of the form of Remarketing Agreement, the amendment to the Distribution Agreement and form of Remarketed Medium-Term Note are filed as Exhibits 1.1,
1.2 and 4.1, respectively, to this Report on Form 8-K, and hereby are incorporated by reference herein. In addition, filed as Exhibit 12 hereto is the computation of ratios of earnings to fixed charges for the Company for the three months ended March 31, 1997 and the fiscal years 1996, 1995, 1994, 1993 and 1992.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits.

         (1.1) Remarketing Agreement, dated as of June 6, 1997, among Newell Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Morgan Stanley & Co. Incorporated, and First Chicago Capital Markets, Inc.

         (1.2) First Amendment, dated as of June 6, 1997 to the Distribution Agreement dated as of May 3, 1996 among Newell Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Morgan Stanley & Co. Incorporated and First Chicago Capital Markets, Inc.

         (4.1)     Form of Remarketed Note.

         (12) Computation of ratios of earnings to fixed charges for the three months ended March 31, 1997 and the fiscal years 1996, 1995, 1994, 1993 and 1992.


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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 6, 1997                     NEWELL CO.


                                       By:      /s/ William T. Alldredge
                                          -----------------------------------
                                            William T. Alldredge
                                            Vice President - Finance

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                                    EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
1.1                     Remarketing Agreement, dated as of June 6, 1997, among
                        Newell Co.,  Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated, Chase Securities Inc., Morgan Stanley &
                        Co. Incoporated, and First Chicago Capital Markets,
                        Inc.

1.2 First Amendment, dated as of June 6, 1997 to the Distribution Agreement dated as of May 3, 1996 among Newell Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Morgan Stanley & Co. Incorporated and First Chicago Capital Markets, Inc.

4.1                     Form of Remarketed Note.

12 Computation of ratios of earnings to fixed charges for the three months ended March 31, 1997 and the fiscal years 1996, 1995, 1994, 1993 and 1992.